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                                                                    EXHIBIT 10.4

                              FIRST AMENDMENT TO
                              ------------------
                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     This FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") is
                                                                  ---------
made and entered into as of October 16, 2001, among Level 8 Systems, Inc., a Delaware corporation (the "Company"), and the parties who have executed this
                           -------
agreement and whose names appear on Schedule I attached to that certain Registration Rights Agreement dated as of June 28, 1999 (the "Registration
                                                              ------------
Rights Agreement") (each party listed on Schedule I thereto is sometimes
----------------
individually referred to herein as a "Holder" and all such holders are sometimes
                                      ------
collectively referred to herein as the "Holders").
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     This Amendment is made pursuant to the Exchange Agreement, dated as of the date hereof among the Company and the Holders (the "Exchange Agreement").
                                                    ------------------

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Company and the Holders are parties to that certain Registration Rights Agreement dated as of June 28, 1999, entered into by and among the Company and the Holders. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Registration Rights Agreement; and

     WHEREAS, the parties desire to amend the Registration Rights Agreement to provide for application of such Registration Rights Agreement to the securities issued pursuant to the Exchange Agreement and the registration of all Registrable Securities held by the Holders; and

     WHEREAS, the parties desire to enter into this Amendment in order to evidence the foregoing and for other purposes.

     NOW, THEREFORE, for and in consideration of the premises set forth herein and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   "Preferred Stock" is amended to mean the Company's Series A1 Convertible
      ---------------
Redeemable Preferred Stock issuable at the Closing (as defined in the Exchange Agreement) pursuant to the Exchange Agreement.

2.   "Registrable Securities" is amended to mean the shares of Common Stock
      ----------------------
issued or issuable upon (i) conversion of or with respect to the Preferred Stock, (ii) payment of dividends or other payments in respect of the Preferred Stock, and (iii) any shares of the Company's capital stock issued with respect to (i) or (ii) as a result of any stock split, stock dividend, recapitalization, exchange or other similar event or otherwise.

3.   Counterparts.  This Amendment may be executed in any number of
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counterparts,
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each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature were the original thereof.

4.   No Other Amendments.  Except for the amendment referred to above, the
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Registration Rights Agreement shall remain unchanged and in full force and effect.

                           [SIGNATURE PAGE FOLLOWS]

                                       2
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     IN WITNESS WHEREOF, the parties have executed this First Amendment to
Registration Rights Agreement as of the date first written above.

               LEVEL 8 SYSTEMS, INC

               By:       /s/ Paul Rampel
                         -------------------------------------------------------
                         Paul Rampel,
                         President


               BROWN SIMPSON PARTNERS I, LTD. (Successor to Brown Simpson Strategic Growth Fund, Ltd. and Brown Simpson Strategic Growth Fund, L.P.)

               By:       /s/ Peter D. Greene
                         -------------------------------------------------------
               Name:
               Title:


               ADVANCED SYSTEMS EUROPE B.V.

               By:       /s/ Yossi Shemesh     /s/ Yoel Amir
                         -------------------------------------------------------
               Name:
               Title:


               SENECA CAPITAL, L.P.

               By: Seneca Capital Advisors, LLC, its general partner

                         By:  /s/ Davis Parr
                              --------------------------------------------------
                         Name:
                         Title:


               SENECA CAPITAL INTERNATIONAL, LTD.

               By:       /s/ Davis Parr
                         -------------------------------------------------------
               Name:
               Title: